EXHIBIT 99

LETTER OF BALUKOFF, LINDSTROM & CO., PA TO THE SECURITIES & EXCHANGE COMMISSION DATED

October 28, 2004
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read and agreed with the comments in Item 4.01 of Form 8-K of R-Tec Holding, Inc. dated October 28, 2004 ("Form 8-K").

                             /s/ Balukoff Lindstrom & Co., P.A.
                             Balukoff Lindstrom & Co., P.A.

                             Boise, Idaho


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